UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): May 15, 2023

DMC Global Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-14775	84-0608431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11800 Ridge Parkway, Suite 300, Broomfield, Colorado 80021
(Address of Principal Executive Offices, Including Zip Code)

(303) 665-5700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.05 Par Value	BOOM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 15, 2023, DMC Global Inc. (the “Company”) filed with the Secretary of State of the State of Delaware an amendment to its amended and restated certificate of incorporation to exculpate its officers from certain potential monetary liabilities as permitted by Delaware law. The foregoing description of the amendment is qualified in its entirety by the text of the Company’s certificate of incorporation as amended; the certificate of incorporation and the amendments thereto are filed as Exhibits 3.1, 3.2 and 3.3 hereto, respectively. As reported in the Company’s Current Report on Form 8-K filed on May 12, 2023 (the “Prior 8-K”), the exculpation amendment was approved by the Company’s stockholders at the 2023 annual meeting of stockholders held on May 10, 2023 (the “Annual Meeting”).

Item 5.07 Submission of Matters to a Vote of Security Holders.

As disclosed in the Prior 8-K, an advisory vote was held at the Annual Meeting regarding the frequency of future advisory votes on the compensation of the Company’s named executive officers (“say on pay”), and holders of a majority of the Company’s common stock voted in favor of holding a say on pay vote each year. In light of the results of such vote and consistent with past practice and the recommendation of the Company’s Board of Directors, the Company will continue to hold a say on pay vote every year until the next required vote on the frequency of such say on pay votes.

Item 9.01     Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of DMC Global Inc. (incorporated by reference to Exhibit 4.1 to the Company’s Form 8-K filed with the Commission on November 4, 2016).
3.2
Certificate of Amendment, dated June 13, 2022, of Amended and Restated Certificate of Incorporation of DMC Global Inc. (incorporated by reference to Exhibit 3.1 to the Company’s Form 10-Q filed with the Commission on August 4, 2022).

3.3	Certificate of Amendment, dated May 15, 2023, of Amended and Restated Certificate of Incorporation of DMC Global Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMC Global Inc.

Dated:	May 16, 2023	By:	/s/ Michelle Shepston
Michelle Shepston
Executive Vice President & Chief Legal Officer